GPS FUNDS II
GuideMark® Opportunistic Fixed Income Fund

SUPPLEMENT TO THE PROSPECTUS
DATED JULY 31, 2017

The date of this supplement is January 4, 2018

1. Effective January 2, 2018, U.S. Bank N.A., 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, replaced The Bank of New York Mellon as custodian for the GuideMark® Opportunistic Fixed Income Fund (the "Fund"). References to the Fund's custodian in the Prospectus are hereby revised accordingly.

2. In addition, the information under "COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND SERVICE PROVIDERS—Custodian, Fund Administrator, Transfer Agent, Fund Accountant and Shareholder Servicing Agents" in the Prospectus is deleted in its entirety and replaced as follows:

U.S. Bank N.A. serves as custodian for the cash and securities of each Fund and the Subsidiary of the GuidePath® Managed Futures Strategy Fund.  U.S. Bank N.A. does not assist in, and is not responsible for, investment decisions involving assets of the Funds. USBFS serves as each Fund's administrator, transfer agent and fund accountant.  In addition, certain other organizations that provide recordkeeping and other shareholder services may be entitled to receive fees from a Fund for shareholder support.  Such support may include, among other things, assisting investors in processing their purchase, exchange or redemption requests, or processing dividend and distribution payments.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

GPS FUNDS II
GuideMark® Opportunistic Fixed Income Fund

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 31, 2017

The date of this supplement is January 4, 2018

1. Effective January 2, 2018, U.S. Bank N.A., 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin  53212, replaced The Bank of New York Mellon as custodian for the GuideMark® Opportunistic Fixed Income Fund (the "Fund").

2. The fifth and sixth paragraphs in the "Service Providers" section of the Statement of Additional Information are deleted in their entirety and replaced as follows:

U.S. Bank, N.A., an affiliate of USBFS, is the custodian of the assets of the Funds and the Subsidiary of the Managed Futures Strategy Fund, as well as the Funds' Foreign Custody Manager ("Custodian"), pursuant to a custody agreement between the Custodian and each Trust ("Custody Agreement"). The Custodian also maintains certain books and records of the Funds that are required by applicable federal regulations. The Custodian is compensated for its services to the Trusts by fees paid on a per transaction basis, and the Trusts also pay certain of the Custodian's related out-of-pocket expenses. The Custodian's address is Custody Operations, 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212.